UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

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ERICKSON INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200 Portland, Oregon 97239
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Erickson Incorporated (“the Company”) held its 2016 annual meeting of shareholders on June 8, 2016 in Portland, Oregon. The following proposals were voted on at the meeting by the Company’s shareholders:

1.	The election of directors; and

2.	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

There were 13,895,421 shares of common stock issued and outstanding as of April 15, 2016, the record date for the meeting, with 13,400,972 shares represented at the annual meeting.

Each director nominees listed below was elected and the voting results were as follows:

Nominee	For	Withheld	Broker Non-votes
Jeffrey Roberts	11,760,939	192,284	1,447,749
Gary R. Scott	11,760,479	192,744	1,447,749

Our shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. There were 13,350,126 votes cast for the proposal, 28,213 votes cast against the proposal and 22,633 abstentions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 10, 2016	Erickson Incorporated

		By:	/s/ Nicole Tennyson
Nichole Tennyson
Interim Corporate Secretary